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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 14, 2005
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) Attached hereto as Exhibit 10.1 is a form of the Citigroup Inc. Non-Employee Director Equity Award Agreement indicating the material terms of awards granted under the Citigroup Inc. Amended and Restated Compensation Plan for Non-Employee Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit Number
--------------
     10.1        Form of Citigroup Inc. Non-Employee Director Equity Award
                 Agreement (pursuant to the Amended and Restated Compensation
                 Plan for Non-Employee Directors).

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2005                 CITIGROUP INC.


                                        By:    /s/  Michael S. Helfer
                                               ---------------------------------
                                        Name:  Michael S. Helfer
                                        Title: General Counsel and Corporate
                                               Secretary
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                                  EXHIBIT INDEX


Exhibit Number
--------------
     10.1         Form of Citigroup Inc. Non-Employee Director Equity Award
                  Agreement (pursuant to the Amended and Restated Compensation
                  Plan for Non-Employee Directors).